THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C

Multi-Fund® Select

Supplement dated December 5, 2013 to the Prospectus dated May 1, 2013

This Supplement outlines an important change to your Multi-Fund® Select individual annuity contract.  All other provisions in your prospectus remain unchanged. This Supplement is for informational purposes only and requires no action on your part.

The following feature will no longer be available beginning on February 3, 2014.

The Contracts – Death Benefits. As of February 3, 2014, SecureLine® will no longer be offered for death benefit proceeds.

Please retain this Supplement for future reference.